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                                                      Exhibit 20






                           JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of common stock, par value $.01 per share, of Rockefeller Center Properties, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.


Date:  November 9, 1994


                  WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP V

                        By:   WH Advisors, L.P. V, General Partner


                              By:   WH Advisors, Inc. V, General Partner


                                    By: /s/ Daniel M. Neidich
                                       Name: Daniel M. Neidich
                                       Title:


                  WH ADVISORS L.P. V


                        By:  WH Advisors, Inc. V, General
                             Partner


                              By: /s/ Daniel M. Neidich
                                 Name:  Daniel M. Neidich
                                 Title:


                  WH ADVISORS, INC. V



                        By: /s/ Daniel M. Neidich
                             Name:  Daniel M. Neidich
                             Title:

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                  THE GOLDMAN SACHS GROUP, L.P.


                        By:  /s/ Daniel M. Neidich
                           Name:  Daniel M. Neidich
                           General Partner



                     /s/ Goldman, Sachs & Co.
                     (Goldman, Sachs & Co.)




                  RCPI HOLDINGS INC.


                        By:  /s/ Daniel M. Neidich
                              Name:  Daniel M. Neidich
                              Title:




                  RCPI MERGER INC.


                        By:  /s/ Daniel M. Neidich
                              Name:  Daniel M. Neidich
                              Title: